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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                  FORM 8-K/A-2

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported) November 3, 1998
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                          PHYSICAL SPA & FITNESS, INC.

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             (Exact name of registrant as specified in its charter)


                                    Delaware

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                 (State or other jurisdiction of incorporation)


         0-26573                                           98-0203281
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(Commission File Number)                       (IRS Employer Identification No.)


12/F-15/F Lee Theatre Plaza, 99 Percival St., Causeway Bay, Hong Kong
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (852) 2572-8888

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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.
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The Board of Directors of the Registrant approved the engagement of William
Lindberg, CPA in June of 1999 to serve as the Registrant's independent public auditor and to conduct the audit of the Company's financial statements for the fiscal years ended 1996, 1997 and 1998. The decision to change the certifying accountant was made by the Board of Directors of the Registrant, and resulted from the fact that on November 3, 1998, Arthur Andersen withdrew its previously issued audited reports for the years ended December 31, 1997 and December 31, 1996. The Registrant sent a termination letter to Arthur Anderson dated November 3, 1998, and Arthur Anderson sent a resignation letter to the Registrant dated as of the same date.

The audit reports provided by Arthur Andersen for the fiscal years ended December 31, 1996 and 1997 did not contain any adverse opinion or disclaimer of opinion nor was any report modified as to uncertainty, audit scope or accounting principles. There were discussions between Arthur Anderson and the Registrant with respect to the related party nature of certain transactions and related disclosures undertaken by certain subsidiaries of the Registrant in the fiscal year ended December 31, 1996, however, Arthur Anderson has never made any recommendations to the Registrant as to what changes in the disclosure should be made by the Registrant. Due to the fact that the relationship between Arthur Anderson and the Registrant ceased as of November 3, 1998, the matter regarding disclosure of related party transaction was never resolved prior to November 3, 1998.

Upon appointment of William Lindberg, CPA, the Registrant authorized the former accountant, Arthur Anderson, to respond fully to the inquiries of the successor accountant concerning the issue of disclosure of related party transaction with respect to fiscal year ended December 31, 1996.

Except as disclose above, there have been no other past disagreements between the Registrant and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing, scope or procedure for the fiscal years ended December 31, 1996, December 31, 1997 and the three months interim period ended March 31, 1998.

 ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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         (c)      Exhibits

         16.      Letter from Arthur Andersen & Co.,  to the SEC*.





* To be filed by amendment

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:     August 31, 1999             PHYSICAL SPA & FITNESS, INC.



                                       By:  /s/ Ngai Keung Luk
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                                            Ngai Keung Luk
                                            Chairman and Chief Executive Officer


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